Exhibit 10.9

Execution Version

AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT

This Amendment No. 8 and Joinder to Credit Agreement (this “Agreement”) dated as of June 13, 2016 (the “Effective Date”), is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, 7N, LLC, a Delaware limited liability company, Mountaintop Minerals, LLC, a Delaware limited liability company, 8 North, LLC, a Delaware limited liability company, Elevation Midstream, LLC, a Delaware limited liability company, XOG Services, LLC, a Delaware limited liability company, and XOG Services, Inc., a Colorado corporation (collectively, the “Guarantors”), the undersigned Existing Lenders (as defined below), Credit Suisse AG, Cayman Islands Branch (the “New Lender”), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Existing Lenders”, and together with the New Lender (as defined below), collectively, the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, the Amendment No. 4 and Joinder dated as of May 27, 2015, the Amendment No. 5 dated as of September 1, 2015, the Amendment No. 6 dated as of September 10, 2015, and the Amendment No. 7 and Joinder dated as of December 15, 2015 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Lenders agree to reaffirm the Borrowing Base at $285,000,000 for the May 1, 2016 redetermination of the Borrowing Base.

D.                                    In connection with the Borrowing Base redetermination provided for herein, the New Lender desires to become party to the Credit Agreement as a Lender and the Commitments of the Existing Lenders and the New Lender shall be adjusted to the amounts set forth on Schedule I attached hereto.

E.                                     The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Joinder of New Lender.  In lieu of executing and delivering an Assignment and Assumption, each Existing Lender whose Pro Rata Share of the Commitments is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) and the New Lender and each Existing Lender whose Pro Rata Share of the Commitments is increasing in connection herewith (each an “Increasing Lender”; and together with the New Lender, each an “Assignee” and, collectively, the “Assignees”) hereby agree to, and the Borrower hereby accepts, the following:

(a)                                 For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms hereof and the Credit Agreement, as of the Effective Date, (i) such percentage in and to all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount identified in Schedule I hereto that would result in the Existing Lenders and Assignees having the respective Commitments set forth in Schedule I attached hereto (including without limitation any letters of credit and guaranties provided in connection with the Credit Agreement) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”).  Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty by any Assignor.

(b)                                 Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

(c)                                  From and after the Effective Date, Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignees whether such amounts have accrued prior to, on or after the Effective Date.  The Assignors and Assignees shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

(d)                                 Administrative Agent, Issuing Lender and Borrower hereby consent to the Assignors’ assignment of the Assigned Interests to the Assignees, waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Agreement, and agree that the terms of this Agreement shall constitute an Assignment and Assumption.  Administrative Agent hereby consents to an one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable by New Lender pursuant to Section 9.7(b)(iv) of the Credit Agreement as a result of the assignment provided for herein.

Section 3.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined term in alphabetical order:

“Amendment No. 8 Effective Date” means June 13, 2016.

(b)                                 Section 2.2 of the Credit Agreement (Borrowing Base) is hereby amended as follows:

(1)                                 clause (a) thereof is hereby amended to read in its entirety as follows:

“(a)                           Borrowing Base.  The Borrowing Base in effect as of the Amendment No. 8 Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the Borrower as $285,000,000. Such Borrowing Base shall remain in effect until the next redetermination or reduction made pursuant to this Section 2.2.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.2(d) and is subject to periodic redetermination pursuant to Sections 2.2(b), and 2.2(c) and reductions pursuant to Section 2.2(e).”

(2)                                 clause (b)(iv) thereof is hereby amended by replacing in its entirety the language “August 1” found therein with the following: “August 1, 2015”.

(c)                                  Section 5.2 of the Credit Agreement (Reporting) is hereby amended by replacing the language “August 1” found in clause (c)(iv) thereof in its entirety with the following: “August 1, 2015”.

(d)                                 Schedule I to the Credit Agreement (Commitments, Contact Information) is amended to read in its entirety as set forth on Schedule I attached hereto.

Section 4.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 5.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6.                                           Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 7.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received:

(1)                                 this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank each Existing Lender and the New Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(2)                                 a Note payable to the New Lender in the amount of such New Lender’s Commitment (after giving effect to this Agreement), duly and validly executed by the Borrower; and

(3)                                 a Note payable to each Increasing Lender in the amount of such Increasing Lender’s Commitment (after giving effect to this Agreement), duly and validly executed by the Borrower.

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                 Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 8.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 9.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 10.                                    Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
ELEVATION MIDSTREAM, LLC
EXTRACTION OIL & GAS, LLC
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and an Existing Lender

By:	/s/ Zachary Kramer
Name:	Zachary Kramer
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA,
as an Existing Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

BOKF, NA,
as an Existing Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

GOLDMAN SACHS BANK USA,
as an Existing Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

FIFTH THIRD BANK,
as an Existing Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

SUNTRUST BANK,
as an Existing Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

MUFG UNION BANK, N.A.
as an Existing Lender

By:	/s/ Joshua Patterson
Name:	Joshua Patterson
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as an Existing Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

BARCLAYS BANK PLC,
as an Existing Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

ABN AMRO CAPITAL USA LLC,
as an Existing Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ J.D. Kalverkamp
Name:	J.D. Kalverkamp
Title:	Country Executive

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as the New Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

SCHEDULE I

Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER

Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Joe Rottinghaus
	Telephone:	303-863-5367
	Facsimile:	303-863-5196

LOAN PARTIES

Borrower/Guarantors	Address:	370 17th Street, Suite 5300
Denver, CO 80202
	Attn:	Mr. Rusty Kelley
	Telephone:	720-557-8302
	Facsimile:	720-557-8301
	Email:	rtkelley@extractionog.com

Lender	Commitment
Wells Fargo Bank, National Association	$114,035,087.72
Royal Bank of Canada	$68,421,052.63
BOKF, NA	$42,105,263.16
Barclays Bank PLC	$42,105,263.16
KeyBank National Association	$42,105,263.16
SunTrust Bank	$42,105,263.16
Fifth Third Bank	$29,824,561.40
MUFG Union Bank, N.A.	$29,824,561.40
ABN AMRO Capital USA LLC	$29,824,561.40
Goldman Sachs Bank USA	$29,824,561.40
Credit Suisse AG, Cayman Islands Branch	$29,824,561.40
Total:	$500,000,000.00

[SCHEDULE I TO AMENDMENT NO. 8 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]